EXHIBIT 24.1


                               POWER OF ATTORNEY

      The undersigned officer and/or director of Mesaba Holdings, Inc., hereby constitutes and appoints Paul F. Foley and John S. Fredericksen, or either of them, with power to act one without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his stead, in any and all capacities to sign the Form S-8 Registration Statement of Mesaba Holdings, Inc. relating to the 2000 Stock Incentive Plan, and any and all amendments to such Registration Statement, pursuant to the requirements of the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitution or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: September 18, 2000               /s/ Richard H. Anderson
                                        -----------------------
                                        Richard H. Anderson

                                                                EXHIBIT 24.1


                               POWER OF ATTORNEY

      The undersigned officer and/or director of Mesaba Holdings, Inc., hereby constitutes and appoints Paul F. Foley and John S. Fredericksen, or either of them, with power to act one without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his stead, in any and all capacities to sign the Form S-8 Registration Statement of Mesaba Holdings, Inc. relating to the 2000 Stock Incentive Plan, and any and all amendments to such Registration Statement, pursuant to the requirements of the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitution or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: September 18, 2000               /s/ Pierson M. Grieve
                                        ------------------------
                                        Pierson M. Grieve

                                                               EXHIBIT 24.1


                               POWER OF ATTORNEY

      The undersigned officer and/or director of Mesaba Holdings, Inc., hereby constitutes and appoints Paul F. Foley and John S. Fredericksen, or either of them, with power to act one without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his stead, in any and all capacities to sign the Form S-8 Registration Statement of Mesaba Holdings, Inc. relating to the 2000 Stock Incentive Plan, and any and all amendments to such Registration Statement, pursuant to the requirements of the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitution or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: September 18, 2000               /s/ Donald E. Benson
                                        -----------------------
                                        Donald E. Benson

                                                               EXHIBIT 24.1


                               POWER OF ATTORNEY

      The undersigned officer and/or director of Mesaba Holdings, Inc., hereby constitutes and appoints Paul F. Foley and John S. Fredericksen, or either of them, with power to act one without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his stead, in any and all capacities to sign the Form S-8 Registration Statement of Mesaba Holdings, Inc. relating to the 2000 Stock Incentive Plan, and any and all amendments to such Registration Statement, pursuant to the requirements of the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitution or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: September 18, 2000               /s/ Carl R. Pohlad
                                        --------------------
                                        Carl R. Pohlad

                                                             EXHIBIT 24.1


                               POWER OF ATTORNEY

       The undersigned officer and/or director of Mesaba Holdings, Inc., hereby constitutes and appoints Paul F. Foley and John S. Fredericksen, or either of them, with power to act one without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his stead, in any and all capacities to sign the Form S-8 Registration Statement of Mesaba Holdings, Inc. relating to the 2000 Stock Incentive Plan, and any and all amendments to such Registration Statement, pursuant to the requirements of the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitution or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: September 18, 2000               /s/ Raymond W. Zehr, Jr.
                                        ------------------------
                                        Raymond W. Zehr, Jr.